Exhibit 10.5

CERTAIN CONFIDENTIAL INFORMATION (MARKED BY BRACKETS AS “[***]”) HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

Execution Version

FIRST AMENDMENT TO THE

AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

THIS FIRST AMENDMENT TO THE AGREEMENT AND PLAN OF MERGER AND REORGANIZATION (the “Amendment”), is entered as of February 11, 2019, (“Effective Date”) by and among Green Thumb Industries Inc., a corporation incorporated under the laws of the Province of British Columbia (“Parent”), GTI Merger Sub, LLC, a Connecticut limited liability company (“GTI Sub”), Advanced Grow Labs, L.L.C., a Connecticut limited liability company, doing business as Advanced Grow Labs, with its offices located at 400 Frontage Road, West Haven Connecticut (“Company”), each of the persons listed on the signature pages hereto under the caption “Company Working Managers” (collectively, the “Company Working Managers”). Parent, GTI Sub, Company, and the Company Working Managers shall be referred to collectively as the “Parties” and are sometimes referred to individually as a “Party.” Unless otherwise indicated, capitalized terms used and not defined herein have the meanings given to them in the Agreement and Plan of Merger and Reorganization, dated January 4, 2019 (the “Agreement”).

RECITALS

WHEREAS, on January 4, 2019 the Parties entered into the Agreement; and

WHEREAS, the Parties desire to amend the Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the promises and benefits set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Recitals. The Recitals, above, are hereby incorporated into this Amendment, as if fully set forth herein.

2.	Article I Definitions.

(a)	The word “means” is hereby inserted after “Lock-Up”.

(b)

The last sentence of the definition of “Lock-Up Agreement” is hereby deleted and replaced with the following two sentences: The Lock-Up Agreement will be embodied in a legend on the GTI Shares issued to Company Members and will not be a stand-alone agreement. For the avoidance of doubt, (i) any GTI Shares issued from the Subscription Receipt to Limited Lock-Up Members shall not be subject to Lock-Up subsequent to four (4) months and one day from the Closing Date, and (ii) (A) one-half (1/2) of any GTI Shares issued from the Subscription Receipt subsequent to four (4) months and one day from the Closing Date to Members who are not Limited Lock-Up Members shall not be subject to Lock-Up Up, and (B) the other one-half (1/2) of any GTI Shares issued from the Subscription Receipt subsequent to twelve (12) months from the Closing Date to Members who are not Limited Lock-Up Members shall not be subject to Lock-Up.

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3. Section 2.03(b)(v). Section 2.03(b)(v) is hereby deleted in its entirety and the following Section 2.03(b)(v) is replaced in its place and stead:

(v) If the Net Adjustment results in an increase to the Merger Consideration, then such amount shall be added to the Merger Consideration, and the Parent shall, within three Business Days following the determination of the Net Adjustment, pay to the parties, in the percentages listed on Exhibit A, (A) in cash the amount, if any, by which the cash included in the Final Net Working Capital exceeds $500,000 and (B) any remaining Net Adjustment after the cash payment set forth in clause (A) in GTI Shares based upon the GTI Share price equal to the five day VWAP on the date of the Net Adjustment determination. If the Net Adjustment results in a decrease to the Merger Consideration, then such amount shall be retained by the Parent from the Working Capital Holdback and, if the Working Capital Holdback is insufficient, then the remainder shall be a set off from the Connecticut Earn-Out. Within three Business Days following the determination of the Net Adjustment, the Parent shall first deduct and retain the balance remaining to be paid on the Net Adjustment from the Working Capital Holdback and immediately thereafter disburse to the parties in the percentages listed on Exhibit A any remaining balance in the Working Capital Holdback, if any, by wire transfer of immediately available funds to accounts designated on Exhibit A.

4. Closing Conditions. Section 2.04(d)(xii) and (xiii) shall be added as follows:

(xii) [***]

(xiii) an agreement satisfactory to the Parent and GTI Sub from AGL International, Inc. and the shareholders, officers, and directors of AGL International, Inc. indemnifying the Parent and GTI Sub from any claims relating to AGL International, Inc. being added to the cap table and any tax positions they may take.

5. Section 9.04(a). The reference to “Company Members” in the last sentence of Section 9.04(a) of the Agreement is hereby deleted and replaced with “Company Working Managers”.

6. Exhibit A. Exhibit A to the Agreement is hereby deleted in its entirety and replaced with Schedule 1 hereto.

7. Section 4.02 of the Disclosure Schedules. Section 4.02 of the Disclosure Schedules is hereby deleted in its entirety and replaced with Schedule 2 hereto.

8. Re-affirmation. In all other respects the terms and conditions of the Agreement are hereby re-affirmed and shall remain unchanged and, subject to each of the terms, provisions and conditions thereof, as amended hereby, the Agreement is hereby declared to be in full force and effect. In the event of a discrepancy between this Amendment and the Agreement, the provisions of this Amendment shall control. After the date hereof, any reference to the Agreement shall mean the Agreement, as amended and modified hereby. The provisions of Article XI of the Agreement shall apply to this Amendment mutatis mutandis.

9. Counterparts. This Amendment may be executed in two or more counterparts, including facsimile or .pdf, each of which shall be an original, but all of which shall constitute one and the same instrument. Any counterpart or other signature delivered by facsimile, e-mail or other electronic device will be deemed for all purposes as constituting good and valid execution and delivery of this Amendment by such Party, and the signatures of the Parties transmitted electronically will be deemed for all purposes as an “electronic signature” within the meaning of the Uniform Electronic Transaction Act.

[THE NEXT PAGE IS THE SIGNATURE PAGE]

IN WITNESS WHEREOF, the Parties have executed this First Amendment to Agreement and Plan of Merger and Reorganization, or have caused this Amendment to be executed by and through their authorized representatives, as of the Effective Date.

PARENT:

[***]

GTI SUB:

[***]

COMPANY:

[***]

COMPANY WORKING MANAGERS:

[***]

[SIGNATURE PAGE TO FIRST AMENDMENT TO THE AGREEMENT AND PLAN OF MERGER AND REORGANIZATION]

Schedule 1 (page 1 of 2)

Post Conversion

Allocation of Merger

Investor	Consideration
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100.00000%

Schedule 1 (page 2 of 2)

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Schedule 2

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